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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): March 22, 2004
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                             GRISTEDE'S FOODS, INC.
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             (Exact name of registrant as specified in its chapter)

Delaware                                  1-7013                 13-1829183
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(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation                File Number)          Identification No.)

823 Eleventh Avenue, New York, New York                       10019
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (212) 956-5803
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                                       N/A
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          (Former name or former address, if changed since last report)

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Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit No.           Description
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99.1                  Press Release of Gristede's Foods, Inc., dated March 18,
                      2004, announcing delay in filing 2003 Annual Report

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GRISTEDE'S FOODS, INC.

Date: March 22, 2004                       /s/ John Catsimatidis
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                                           John Catsimatidis
                                           Chairman and Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit No.       Description
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99.1              Press Release of Gristede's Foods, Inc., dated March 18, 2004, announcing delay in filing 2003 Annual Report